Prospectus supplement dated March 31, 2014
to the following prospectus(es):
BOA TruAccord Variable Annuity prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The Board of Trustees of Nationwide Variable Insurance Trust ("NVIT") approved a proposal to convert shares of NVIT funds that assess a redemption fee ("Redemption Fee Funds") into corresponding shares of NVIT funds that do not assess a redemption fee ("Non-redemption Fee Funds"). The conversion is expected to occur after the close of business on April 25, 2014.
To implement this conversion, after the close of business on April 25, 2014, all assets allocated to Sub-Accounts of Redemption Fee Funds will be redeemed and the proceeds will be applied to corresponding Sub-Accounts of Non-redemption Fee Funds. As of April 26, 2014, Sub-Accounts of Redemption Fee Funds will no longer exist and all references in your prospectus to the Redemption Fee Funds will be replaced with Non-redemption Fee Funds.
The specific Sub-Accounts impacted by this conversion are noted below:
Redemption Fee Fund	Non-redemption Fee Fund
NVIT - Federated NVIT High Income Bond Fund: Class III	NVIT - Federated NVIT High Income Bond Fund: Class I*
NVIT - NVIT Emerging Markets Fund: Class III	NVIT - NVIT Emerging Markets Fund: Class I*
NVIT - NVIT Multi-Manager International Growth Fund: Class III	NVIT - NVIT Multi-Manager International Growth Fund: Class I*
NVIT - NVIT Multi-Manager International Value Fund: Class VI	NVIT - NVIT Multi-Manager International Value Fund: Class II*
*This Non-redemption Fee Fund will be an available investment option for all Contract Owners (subject to any limitations described elsewhere in the prospectus).
The Board of Directors of American Century Variable Portfolios, Inc. approved an agreement and plan of reorganization whereby the net assets of American Century VP Vista(SM) Fund: Class I will be transferred to American Century VP Capital Appreciation Fund: Class I in exchange for share of the American Century VP Capital Appreciation Fund: Class I. The reorganization is expected to occur after the close of business on April 25, 2014.
To implement this reorganization, after the close of business on April 25, 2014, all assets allocated to the American Century VP Vista(SM) Fund: Class I Sub-Account will be redeemed and the proceeds will be applied to the American Century VP Capital Appreciation Fund: Class I Sub-Account. As of April 26, 2014, the American Century VP Vista(SM) Fund: Class I Sub-Account will no longer exist and all references in your prospectus to the American Century VP Vista(SM) Fund: Class I will be replaced with American Century VP Capital Appreciation Fund: Class I. The American Century VP Capital Appreciation Fund: Class I will be an available investment option for all Contracts for which good order applications were received before April 26, 2014 (subject to any limitations described elsewhere in the prospectus).
GWP-2095